May 4, 2026 1Q 2026 Financial Results

Forward looking statements & safe harbor Certain matters discussed in this presentation are “forward-looking statements”. The Company may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the commercial success of the Company’s SUNOSI®, AUVELITY®, and SYMBRAVO® products and the success of the Company’s efforts to obtain any additional indication(s) with respect to solriamfetol and/or AXS-05; the Company’s ability to maintain and expand payer coverage; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund the Company’s disclosed clinical trials, which assumes no material changes to the Company’s currently projected revenues or expenses), futility analyses and receipt of interim results, which are not necessarily indicative of the final results of the Company’s ongoing clinical trials, and/or data readouts, and the number or type of studies or nature of results necessary to support the filing of a new drug application (“NDA”) for any of the Company’s current product candidates; The factors discussed herein could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. This presentation contains statements regarding the Company’s observations based upon the reported clinical data. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about the Company's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. Axsome, AUVELITY, SUNOSI, SYMBRAVO, and MoSEIC, are trademarks or registered trademarks of Axsome Therapeutics, Inc. or its affiliates. Except as with respect to AUVELITY and SUNOSI for their approved indications, the development products referenced herein have not been approved by the FDA. the Company’s ability to fund additional clinical trials to continue the advancement of the Company’s product candidates; the timing of and the Company’s ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, the Company’s product candidates, including statements regarding the timing of any NDA submission; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the Company’s ability to successfully resolve any intellectual property litigation, and even if such disputes are settled, whether the applicable federal agencies will approve of such settlements; the successful implementation of the Company’s research and development programs and collaborations; the success of the Company’s license agreements; the acceptance by the market of the Company’s products and product candidates, if approved; the Company’s anticipated capital requirements, including the amount of capital required for the commercialization of SUNOSI, AUVELITY, and SYMBRAVO and for the Company’s commercial launch of its other product candidates, if approved, and the potential impact on the Company’s anticipated cash runway; the Company’s ability to convert sales to recognized revenue and maintain a favorable gross to net sales; unforeseen circumstances or other disruptions to normal business operations arising from or related to domestic political climate, geo-political conflicts or a global pandemic and other factors, including general economic conditions and regulatory developments, not within the Company’s control.

3 Our Mission Develop and deliver transformative medicines to improve the brain health of millions of individuals

A singular CNS platform 10 high-unmet-need indications 6 novel product candidates 3 marketed products MDD 21M+ Migraine 39M+ AADAD 5M+ EDS in OSA or narcolepsy 22M+ 4 approved indications pipeline Singular

Significant advancements across our industry-leading pipeline

AUVELITY

NEW APPROVED INDICATION

Agitation Associated with Dementia due to Alzheimer's Disease

PIPELINE PROGRESS

- NDA for AXS-12 for cataplexy in narcolepsy submitted to the FDA
- Initiated CLARITY Phase 3 trial of solriamfetol in MDD with EDS symptoms
- Initiated FORWARD Phase 3 trial of AXS-14 in fibromyalgia
- Phase 2 trial-enabling activities for AXS-17 in epilepsy underway
- Expanded pipeline with potential first-in-class PDE10A inhibitor for schizophrenia and Tourette syndrome

UPCOMING MILESTONES

- Initiation of pivotal Phase 2/3 trial of AXS-05 in smoking cessation (2Q 2026)
- Initiation of Phase 3 trial of solriamfetol in children with ADHD (2Q 2026)
- Initiation of Phase 3 trial of solriamfetol in adolescents with ADHD (2Q 2026)
- Topline results of the ENGAGE Phase trial of solriamfetol in binge eating disorder (2H 2026)
- Topline results of the SUSTAIN Phase 3 trial of solriamfetol in shift work disorder (2027)

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© Axsome Therapeutics, Inc.

Psychiatry Neurology

Leading neuroscience pipeline with deep stratification

Candidate	Mechanism	Phase 1	Phase 2	Phase 3	NDA
AXS-05 *(dextromethorphan-bupropion)*	NMDA antagonist and sigma-1 agonist		Smoking Cessation		
Solriamfetol	DNRI and TAAR1 agonist			ADHD	
				Binge Eating Disorder	
				MDD with EDS	
				Shift Work Disorder	
AXS-12 *(reboxetine)*	Highly selective NRI and dopamine modulator				Narcolepsy
AXS-14 *(esreboxetine)*	Highly selective NRI and dopamine modulator			Fibromyalgia	
AXS-17	$GABA_A$ α2,3 subtype-selective PAM	Epilepsy			
AXS-20 *(balipodect)*	Selective PDE10A inhibitor		Schizophrenia		
		Tourette Syndrome			

axsome

NMDA = N-methyl-D-aspartate; CYP2D6 = Cytochrome P450 Family 2 Subfamily D Member 6; DNRI = Dopamine-norepinephrine reuptake inhibitor; TAAR1 = Trace amine-associated receptor 1; 5-HT = 5-Hydroxytryptamine; NRI = Norepinephrine reuptake inhibitor; GABA = gamma-aminobutyric acid
Please see full Prescribing Information for AUVELITY, SUNOSI, and SYMBRAVO at www.AUVELITY.com, www.SUNOSI.com, and www.SYMBRAVO.com, respectively.

© Axsome Therapeutics, Inc.

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Advancing new frontiers across 10 serious CNS conditions

Psychiatry

Smoking cessation

- 34M+ adults in the U.S. smoke cigarettes[1]
- ~70% of smokers say they want to quit[2]

ADHD

- 22M+ people in the U.S. live with ADHD[3]
- >90% of pediatric ADHD persist into adulthood[4]

Binge eating disorder

- 7M+ people impacted in the U.S.[5]
- 1 FDA-approved treatment

MDD with EDS symptoms

- ~50% of MDD patients have concomitant EDS[6]
- 0 FDA-approved treatments

Schizophrenia

- ~3.7M people in the U.S. have schizophrenia and related psychotic disorders[7]

Neurology

Narcolepsy

- 185K people in the U.S. are affected by narcolepsy[8]
- ~70% of patients suffer from cataplexy[9]

Fibromyalgia

- 17M+ people in the U.S. have fibromyalgia[10]
- >50% of patients discontinue treatment in the first year[11]

Shift work disorder

- 15M+ working Americans may be impacted[12-14]
- 0 new medications approved since 2007

Epilepsy

- ~3.4M people in the U.S. live with epilepsy[15]
- >1/3 of patients don't respond to treatment[16]

Tourette syndrome

- ~0.6% of children in the U.S. may suffer from Tourette syndrome[17]

1. U.S. Department of Health and Human Services 2020; 2. Hughes JR, et al. 2004; 3. Facts About ADHD in Adults. CDC 2024; 4. Sibley MH, et al. 2022; 5. Hudson JI, et al. 2007; 6. Hein M, et al. 2019; 7. Ringeisen H, et al. 2023; 8. Narcolepsy Network 2024; 9. Swick TJ. 2015; 10. Vincent, et al. *Arthritis Care Res (Hoboken)* 2013; 11. Liu Y, et al. *J Manag Care Spec Pharm.* 2016; 12. Sateia MJ. 2014; 13. Alterman T, et al. 2013; 14. Wickwire EM. 2017; 15. Epilepsy CDC 2025; 16. Chen Z, et al. 2018; 17. Tourette Syndrome. CDC 2025

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Solriamfetol ADHD Expansive portfolio positioned to generate >$18B in peak sales $0.5-$1B AXS-14 Fibromyalgia AXS-12 Narcolepsy $0.5-$1B Solriamfetol MDD with EDS $0.5-$1B AXS-05 Smoking Cessation $1-$1.5B $0.3-$0.5B $8B+ $0.5-$1B AXS-17 Epilepsy AXS-20 Schizophrenia AXS-20 Tourette syndrome Psychiatry Neurology $1-$3B Solriamfetol Binge eating disorder $0.5-$1B Solriamfetol Shift work disorder $0.3-$0.5B

Broad commercial portfolio Expanding AUVELITY Industry-leading CNS pipeline Three innovative medicines improving patient outcomes and driving durable growth Second approved indication expanding reach and accelerating growth Potential first-in-class, best-in-class treatments across ten serious CNS conditions Advancing the frontiers of brain health

Financial Highlights

$153.2M +59% $33.9M +34% $4.1M — 1Q 2026 financial highlights $191M Total revenue 1Q 2026 57% YoY growth 1Q 2026 REVENUE YoY GROWTH

AUVELITY® quarterly net revenue performance AUVELITY 1Q 2026 net produce revenue of $507.1M (74% YoY growth) +59%

+34% SUNOSI 1Q 2026 net produce revenue of $33.9M (34% YoY growth) SUNOSI® quarterly net revenue performance

1Q 2026 financial summary 1Q = three months ended March 31; *Includes royalty revenue associated with sales in out-licensed territories Net Product Revenue $191.2 $121.5 57% AUVELITY $153.2 $96.2 59% SUNOSI* $33.9 $25.2 34% SYMBRAVO $4.1 — — R&D Expense $52.7 $44.8 18% SG&A Expense $185.0 $120.8 53% 1Q 2026 1Q 2025 % Change $ millions

Cash Balance: (as of March 31, 2026) $305.1M Debt (Face Value): (as of March 31, 2026) $190M Market Cap: (as of May 1, 2026) $10.6B Shares Outstanding: (as of March 31, 2026) 51.4M Options, RSUs, and Others Outstanding*: 8.8M Runway to reach cash flow positivity, based on the current operating plan Financial snapshot *Includes 6.6M options, 1.9M RSUs, and 0.3M others as of March 31, 2026

Commercial Update

Executing across a broad commercial portfolio with significant combined peak sales potential

Auvelity®
(dextromethorphan HBr and bupropion HCl) extended-release tablets 45mg/105mg

- Expanding adoption in primary care
- ~630 sales represents to increase reach across primary care, psychiatry, neurology, and geriatrics in MDD and Alzheimer's disease agitation

SUNOSI®
(solriamfetol) CIV

- Continued steady growth across OSA and narcolepsy
- High patient satisfaction supporting durable utilization

SYMBRAVO®
(meloxicam and rizatriptan) 20 mg/10 mg tablets

- Expanded payer coverage with ~17M additional commercial lives
- Increasing sales force to ~150 representatives

~$9.5B total commercial opportunity across marketed products

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© Axsome Therapeutics, Inc.

First-in-class treatment for agitation associated with Alzheimer’s disease NMDA = N-methyl D-aspartate †Defined as ≥5% and more than twice placebo Efficacy demonstrated in short-term and long-term studies Only approved treatment for agitation associated with dementia due to Alzheimer’s disease demonstrating substantial symptom improvement and statistically significantly longer time to relapse Distinct safety and tolerability profile Most common adverse reactions† were dizziness and dyspepsia 1.3% of patients treated with AUVELITY discontinued due to an adverse event, the same rate as placebo No new boxed warning Addressing a serious unmet medical need Approved through Priority Review following Breakthrough Therapy designation 18

First and only oral NMDA receptor antagonist and sigma-1 receptor agonist for MDD in adults1,2 NMDA = N-methyl-D-aspartate; MDD = Major depressive disorder 1. AUVELITY [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY; 2. Thomas D, Wessel C. BIO 2017; 3. Iosifescu DV, et al. 2022 Only oral antidepressant with rapid-acting efficacy reflected in FDA label1 Rapid remission as early as week 2, sustained and increased vs. control through week 63 Rapid symptom improvement starting at week 1, sustained at week 6 vs. placebo1 19

Continued momentum driven by expanding adoption in primary care

Auvelity®
(dextromethorphan HBr and bupropion HCl)
extended-release tablets 45mg/105mg

EXPANDING PRESCRIBER BASE

~60,000
Unique writers since launch

~35%
Primary care share of prescribers

GROWING PATIENT REACH

>300,000
Patients treated since launch

>223,000
TRx in 1Q 2026 (+35% YoY)

EARLIER-LINE UTILIZATION

~56%
First- or second-line use

~50%
Monotherapy use


Quarterly TRx Launch to Date
260,000
240,000
220,000
200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
2022-Q4
2023-Q1
2023-Q2
2023-Q3
2023-Q4
2024-Q1
2024-Q2
2024-Q3
2024-Q4
2025-Q1
2025-Q2
2025-Q3
2025-Q4
2026-Q1
Source: Symphony METYS

TRx = Total prescriptions

20

© Axsome Therapeutics, Inc.

Strong commercial foundation for expansion into Alzheimer’s disease agitation COMMERCIAL FOUNDATION Sales representatives HCP targets treating MDD and Alzheimer’s disease agitation Medicare and Medicaid lives covered Commercial lives covered ~630 100% ~68K 78% Educational efforts across community and long-term care settings Broad insurance coverage and comprehensive patient support Commercial launch anticipated in approximately one month LAUNCH READINESS

First and only dopamine and norepinephrine reuptake inhibitor for EDS associated with narcolepsy or OSA1 EDS = Excessive daytime sleepiness; OSA = Obstructive sleep apnea; DNRI = Dopamine-norepinephrine reuptake inhibitor 1. SUNOSI [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY; 2. Schweitzer PK, et al. 2019 First and only wakefulness promoting agent proven to improve wakefulness through 9 hours1 Improvements in cognitive functioning vs. placebo demonstrated in clinical trials 90% of patients reported feeling better with SUNOSI 150 mg2

Sustained growth and impact

SUNOSI (solriamfetol) CIV

CONTINUED PRESCRIBER REACH

~16,500
Unique writers since launch

STEADY PATIENT GROWTH

>103,000
Patients treated since launch

~54,000
TRx in 1Q 2026 (+16% YoY)

STRONG MARKET ACCESS

~83%
Total covered lives

~96%
Commercial covered lives

~60%
Medicare and Medicaid covered lives

Quarterly nTRx Launch to Date



60,000
55,000
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Q3-2019
Q1-2020
Q3-2020
Q1-2021
Q3-2021
Q1-2022
Q3-2022
Q1-2023
Q3-2023
Q1-2024
Q3-2024
Q1-2025
Q3-2025
Q1-2026

Source: Symphony METYS. nTRx normalizes number of pills in each Trx for 30-day period.

axsome

nTRx = Normalized total prescriptions

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© Axsome Therapeutics, Inc.

Novel, oral, rapidly-absorbed, multi-mechanistic approach for the acute treatment of migraine1 1. SYMBRAVO [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY Single, oral dose provided rapid migraine pain freedom and return to normal functioning within 2 hours1 Harnesses Axsome’s MoSEIC™ rapid absorption technology to target multiple pathways underlying a migraine attack Superior efficacy demonstrated across a broad range of migraine severity (mild, moderate, severe)1

Momentum building through trial, access, and reach

SYMBRAVO®
(meloxicam and rizatriptan)
20 mg/10 mg tablets

INITIAL PRESCRIBER ADOPTION

~3,400
Unique writers since launch

~60%
Neurologist share of prescribers

EARLY UPTAKE

>13,500
New patients since launch

>17,000
TRx in 1Q 2026 (+36% QoQ)

EXPANDING MARKET ACCESS

~57%
Total covered lives

~56%
Commercial covered lives

~57%
Medicare and Medicaid covered lives

INCREASED SALES FORCE

~150
Sales representatives supporting broader reach in primary care



Weekly TRx Launch to Date
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
6/13
6/27
7/11
7/25
8/8
8/22
9/5
9/19
10/3
10/17
10/31
11/14
11/28
12/12
12/26
1/9
1/23
2/6
2/20
3/6
3/20
4/3

Source: Symphony METYS

TRx = Total prescriptions

© Axsome Therapeutics, Inc.

axsome 25

Development Pipeline

70% of smokers want to quit2 Only 3-5% who attempt to quit without assistance are successful for 6-12 months2 AXS-05 for smoking cessation 1. U.S. Department of Health and Human Services 2020; 2. Hughes JR, et al. 2004 Single largest cause of preventable disease and death in the U.S., accounting for nearly 1 in 5 deaths1 Associated with over $300 billion in annual costs in the U.S.1 ~34M adults in the U.S. smoke cigarettes, ~50% of whom live with a smoking-related disease1

1. Raony I, et al. 2022; 2. Halff EF, et al. 2023 Solriamfetol was initially developed as a dopamine and norepinephrine reuptake inhibitor (DNRI) with wake-promoting effects Preclinical and clinical evidence1,2 suggest TAAR1 plays a role in neuropsychiatric conditions related to the dysregulation of monoaminergic transmission Multimodal activity of solriamfetol selectively inhibits the reuptake of dopamine and norepinephrine and exhibits agonist activity at TAAR1 receptors in the brain Unique pharmacology supports potential utility in a broad range of CNS conditions Solriamfetol

Solriamfetol Phase 3 development programs ADHD = Attention deficit hyperactivity disorder; MDD = Major depressive disorder; BED = Binge eating disorder; SWD = Shift work disorder ADHD Positive FOCUS Phase 3 trial in adults with ADHD (N=516) Initiation of two Phase 3 trials in children and adolescents with ADHD on track for 2Q 2026 Approved in EDS associated with OSA and narcolepsy MDD with EDS BED SWD Initiated CLARITY Phase 3 trial in MDD with EDS symptoms Ongoing ENGAGE Phase 3 trial in adults with binge eating disorder (N=450) Topline data anticipated in 2H 2026 Ongoing SUSTAIN Phase 3 trial in adults with shift work disorder (N=450) Topline data anticipated in 2027 Solriamfetol

Attention deficit hyperactivity disorder (ADHD)

Chronic neurobiological and developmental disorder affecting an estimated **~22M** people in the U.S.[1], including ~7M children aged 3-17 years old[2]

Characterized by a persistent pattern of inattention and/or hyperactive-impulsive behaviors[3]

Associated with significant impairment in social, academic, and occupational functioning and development[3]

1. Facts About ADHD in Adults. CDC 2024; 2. Data and Statistics on ADHD. CDC 2024; 3. Attention-Deficit/Hyperactivity Disorder. NIMH 2024

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Significant improvements in overall ADHD severity vs. placebo (CGI-S, p=0.017)c AISRS Total Score LSM Change (±SE) FOCUS Phase 3 Triala CMAI = Cohen-Mansfield Agitation Inventory; LSM = least-squares mean; SE = standard error; SR = sustained release a. p-values shown for solriamfetol 150 mg p-values are nominal; b. Clinical response defined as ≥30% reduction in AISRS; c. solriamfetol 150 mg Axsome Therapeutics, Inc. Data on file. 17.7-point reduction in the AISRS total score at Week 6 with solriamfetol vs. 14.3-point reduction with placebo (p=0.039)b Significantly greater percentage of patients receiving solriamfetol achieved a clinical responseb vs. placebo (p=0.024)c Well tolerated with a side effect profile consistent with the established safety profile of solriamfetol Statistically significant improvements in ADHD symptoms with solriamfetol treatment Primary endpoint: Change from baseline in AISRS total score at Week 6 Solriamfetol 300 mg Solriamfetol 150 mg Placebo p=0.036 p=0.041 p=0.039

MDD with excessive daytime sleepiness symptoms

Major depressive disorder (MDD) is one of the most common mental disorders in the U.S., impacting **~21M** adults each year[2,3]

Approximately **50% of patients** with MDD also experience excessive daytime sleepiness (EDS)[4], for which there are no approved treatments

MDD patients with EDS have difficulty maintaining wakefulness, resulting in **impaired daily functioning and increased safety risks**

1. Rush AJ, et al. 2006; 2. Major Depression. NIMH 2023; 3. Hasin DS, et al. 2018; 4. Hein M, et al. 2019

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Placebo Solriamfetol (150 mg) CLARITY Phase 3 trial design Key eligibility criteria 18-65 years of age with diagnosis of MDD (DCM-5 criteria) Excessive daytime sleepiness symptoms Open-label Period Double-blind Phase Baseline CLARITY Phase 3 Trial 1:1 R Primary endpoint Time from randomization to relapse of depressive symptoms Solriamfetol (150 mg) 1:1 Randomization (Patients achieving treatment response)

Binge eating disorder 1. Hudson JI, et al. 2007; 2. Swanson SA, et al. 2011; 3. Kessler RM, et al. 2016; 4. McElroy SL, et al. 2020 BED is thought to involve issues with food reward processing, impulse control, cognitive control, and appetite regulation1,3 Unmet medical need associated with a 2- to 3-fold increased risk of psychiatric and medical comorbidities4 >7 million people in the U.S. have BED1 Binge eating disorder (BED) is the most common eating disorder, affecting 2.8% of adults and 1.6% of adolescents in the US1,2 BED is 1.75x more common in women than in men1

Evaluating solriamfetol as a potential treatment for binge eating disorder

Solriamfetol inhibits the reuptake of dopamine and norepinephrine, neurotransmitters implicated in the pathophysiology of binge eating disorder[1-3]

Pre-clinical and clinical data support potential effects of solriamfetol on appetite, food consumption, and weight[4,5]

ENGAGE Phase 3 Trial



Screening (4 weeks)
Baseline
Double-blind Phase (12 weeks)
Follow-up (1 week)
1:1:1 R
N=450
Solriamfetol (150 mg)
Solriamfetol (300 mg)
Placebo

Key eligibility criteria

- 18-55 years of age with diagnosis of BED (DSM-5)

Primary endpoint

- Change from baseline in days with binge eating episodes

TAAR1 = Trace amine-associated receptor 1

1. Giel KE, et al. 2022; 2. Bello NT, Hajnal A. 2010; 3. Pruccoli J, et al. 2021; 4. Malhotra A, et al. 2022; 5. SUNOSI [Prescribing Information]. Axsome Therapeutics, Inc. New York, NY.

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35

Shift work has long been associated with multiple serious health complaints and a 23% greater risk of sustaining a work-related injury4-5 Shift work disorder 1. Sateia MJ. 2014; 2. Alterman T, et al. 2013; 3. Wickwire EM. 2017; 4. Smith L, et al. 1994; 5. Akerstedt T, Wright KP. 2009; 6. Czeisler CA, et al. 2005 No new medications approved since 2007 and considerable residual sleepiness reported when medication is used6 ~15 million U.S. workers may suffer from SWD Approximately 1 in 3 people working in the U.S. work an alternate shift2 10-43% have SWD1,3 Shift work disorder (SWD) is a combination of excessive sleepiness during wakefulness and persistent insomnia during daytime sleep when working outside a 7 a.m. to 6 p.m. workday1

Placebo Solriamfetol (150 mg) Evaluating solriamfetol as a potential treatment for shift work disorder MWT = Maintenance of Wakefulness Test Key eligibility criteria 18-65 years of age with diagnosis of SWD (ICSD-2 or ICSD-3) Screening (1-4 weeks) Double-blind Phase (up to 12 weeks) Baseline SUSTAIN Phase 3 Trial 1:1 R Primary endpoint Change from baseline in MWT N=450 Follow-up (1 week)

AXS-12 (reboxetine)

Novel pharmacological approach for the treatment of narcolepsy

Norepinephrine and dopamine play important roles in sleep-wake regulation (both) and in maintaining muscle tone during wakefulness (norepinephrine)[1-3]

The loss of orexin input inhibits the production of these neurotransmitters[1,2]

- Decreased norepinephrine signaling is thought to contribute to cataplexy, EDS, and cognitive impairment[1,4-7]
- Decreased dopamine signaling is thought to contribute to EDS and cognitive impairment[1,4]

AXS-12 inhibits the reuptake of both neurotransmitters, improving both norepinephrine and cortical dopamine signaling in the brain



Reduced wakefulness:
Excessive Daytime Sleepiness
Cortex
Loss of orexin (hypocretin) neurons dysregulates NE/DA-associated arousal
Hypothalamus
Amygdala
Locus coeruleus (norepinephrine)
Spinal cord
Reduced muscle tone:
Cataplexy
Neuron Projections
Norepinephrine (NE)
Orexin (hypocretin)
Dopamine (DA)
GABAergic inhibition

1. Szabo ST, et al. 2019; 2. Krahn LE, Zee PC, Thorpy MJ. 2022; 3. Scammell TE. 2015; 4. Stahl SM, Grady MM. 2003; 5. Burgess CR, Peever JH. 2013; 6. Wu MF, et al. 1999; 7. Bruinstroop E, et al. 2012

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© Axsome Therapeutics, Inc.

Narcolepsy 1. Narcolepsy Network 2024; 2. Sateia MJ. 2014; 3. Narcolepsy. NINDS 2024; 4. España RA, Scammell TE. 2011; 5. Swick TJ. 2015 Rare and debilitating neurological condition that affects approximately 185,000 people in the U.S.1 Characterized by cataplexy, excessive daytime sleepiness (EDS), hypnagogic hallucinations, sleep paralysis, and disrupted nocturnal sleep2-4 Up to 70% of patients suffer from cataplexy, or the sudden reduction or loss of muscle tone while awake5

Rate ratio* p=0.007 p=0.006 p=0.031 p=0.031 p=0.018 p<0.001 p=0.002 *Ratio of change in the AXS-12 group divided by the ratio of change in the placebo group (rate ratio of 1 = no difference) CONCERT SYMPHONY Rapid and robust reductions in cataplexy with AXS-12 treatment New Drug Application (NDA) submitted to the FDA

Adapted from Siracusa, R. et al. 2021 Fibromyalgia pain is thought to be partially caused by dysregulated signaling in the descending analgesic system Norepinephrine, one of the key neurotransmitters in this pathway, has predominantly pain-inhibitory effects AXS-14 is a potent and selective enantiomer of racemic reboxetine that inhibits the reuptake of norepinephrine, resulting in increased norepinephrine activity and decreased pain signaling AXS-14 (esreboxetine) Novel pharmacological approach for the management of fibromyalgia (FM)

Fibromyalgia 1. Vincent, et al. 2013; 3. Choy E, et al. 2010; 3. Arnold LM, et al. 2008; 4. Bair MJ, Krebs EE. 2020; 5. Clauw DJ. 2024 Chronic and debilitating neurological pain syndrome resulting from a dysfunction in central pain processing2,3 Characterized by widespread musculoskeletal pain, fatigue, disturbed sleep, mood disturbances, cognitive impairment, and hypersensitivity to sensory sitmuli4,5 Associated with substantial physical disability and reduced emotional and social wellbeing, financial burden, and reduced quality of life2,3 An estimated ~17 million people in the U.S. are impacted by fibromyalgia1

Rapid and robust improvements in fibromyalgia symptoms with AXS-14 treatment Baseline * * *** * ** *** *** ** *** *** **** **** **** *** *** **** Baseline * ** *** *** *** ** *** *** ** **** Baseline * * Pain reductiona Phase 3 efficacy results (N=1,122) Efficacy and safety of AXS-14 compared to placebo evaluated in >1,000 individuals with fibromyalgia across Phase 2 and Phase 3 clinical trials for up to 14 weeks Rapid and significant reductions in pain scores, improvements in patient-reported global functioning, fatigue, and overall symptom severity FORWARD Phase 3 trial ongoing a. p-values are defined as: *p<0.05, **p<0.01, ***<0.001, ****p<0.0001

Placebo AXS-14 (8 mg) FORWARD Phase 3 trial design Key eligibility criteria ≥18 years of age with diagnosis of fibromyalgia Open-label Period (12 weeks) Double-blind Phase (up to 12 weeks) Baseline FORWARD Phase 3 Trial 1:1 R Primary endpoint Time from randomization to loss of therapeutic response AXS-14 (8 mg) 1:1 Randomization (Patients achieving treatment response)

1. Epilepsy. CDC 2025; 2. Chen Z, et al. 2018 Despite currently available treatment options, <1/3 of patients do not response to treatment2 AXS-17 was safe and well tolerated in clinical studies in >700 patients to date and demonstrated compelling anti-convulsant activity in preclinical seizure models Phase 2 trial-enabling activities underway Epilepsy is a chronic and debilitating neurological disorder affecting ~3.4M people in the U.S.1 Novel oral GABAA receptor α2,3 subtype-selective positive allosteric modulator (PAM) for epilepsy AXS-17

AXS-20

Potential first-in-class selective PDE10A inhibitor for neuropsychiatric conditions

Schizophrenia

- Demonstrated a favorable safety and tolerability profile in clinical studies in >360 individuals to date
- Completed a proof-of-concept Phase 2 trial in patients with schizophrenia
- Phase 3 trial-enabling activities for AXS-20 in schizophrenia anticipated in 2026

Tourette syndrome

- Evaluating AXS-20 as a potential treatment for Tourette syndrome

~3.7M people in the U.S. have schizophrenia and related psychotic disorders[1]

1 out of every 162 children in the U.S. may suffer from Tourette syndrome[2]

axsome

1. Ringeisen H, et al. 2023; 2. Tourette Syndrome. CDC 2025

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© Axsome Therapeutics, Inc.

Strong intellectual property and barriers to entry AXS-05 AXS-12 AXS-14 SYMBRAVO SUNOSI AUVELITY Protected by a robust patent estate extending to at least 2043; Multiple pending Proprietary drug product formulation and methods of treatment Protected by a robust patent estate extending to at least 2045; Multiple pending Proprietary MoSEICTM formulation, drug product formulation, and methods of treatment Protected by a robust patent estate extending to at least 2042; Multiple pending Proprietary drug substance, drug product formulation, and methods of treatment Orphan Drug Designation Claims extending to at least 2039 9 issued U.S. patents and 6 issued O.U.S. patents; Multiple pending Proprietary drug substance, drug product formulation, and methods of treatment Claims extending to at least 2043 >150 issued U.S. patents and >130 issued O.U.S. patents; Multiple pending Proprietary drug product formulation and methods of treatment Claims extending to at least 2045 1 issued U.S. patent; Multiple pending Proprietary drug substance, drug product formulation, and methods of treatment

Leadership team Roger Jeffs, PhD CEO, Liquidia Corporation Former President, Co-CEO, Director United Therapeutics Corp. Prior positions at Amgen and Burroughs Wellcome Herriot Tabuteau, MD Founder & CEO Management Board of Directors Nick Pizzie, CPA, MBA Chief Financial Officer Mark Jacobson, MA Chief Operating Officer Hunter Murdock, JD General Counsel Ari Maizel Chief Commercial Officer Mark Saad CEO, NuLids, LLC Former COO of the Global Healthcare Group at UBS Mark Coleman, MD Medical Director, National Spine and Pain Centers Diplomat of the American Board of Anesthesiology Susan Mahony, PhD Former SVP of Eli Lilly and President Lilly Oncology Prior positions at BMS, Amgen and Schering-Plough Herriot Tabuteau, MD Chairman

Thank you